                                                                   EXHIBIT 10.11

Confidential                                                      Execution Copy

                                 LOAN AGREEMENT

                                  BY AND AMONG

                                  JIMMY WEI YU

                   FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO., LTD.

                                       AND

                  SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD.

                                 MARCH 28, 2005

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                                        2
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                                    CONTENTS

Article 1 - Definition......................................................    1

Article 2 - Acknowledgement of the Creditor's Rights and Liabilities........    2

Article 3 - Interest for the Borrowings.....................................    3

Article 4 - Repayment of the Borrowings.....................................    3

Article 5 - Taxes...........................................................    3

Article 6 - Compensation upon Breaching.....................................    5

Article 7 - Confidentiality.................................................    5

Article 8 - Notice..........................................................    5

Article 9 - Default Liability...............................................    5

Article 10 - Miscellaneous..................................................    6

Appendix 1 - List of Original Borrowing Arrangements........................    9

Appendix 2 - List of Transferred Borrowing Arrangements.....................   11

Appendix 3 - Updated List of Borrowing Arrangements.........................   12

                                 LOAN AGREEMENT

This LOAN AGREEMENT (this "AGREEMENT") is entered into as of March 28, 2005 by and among the following three Parties:

(1) JIMMY WEI YU, a citizen of the People's Republic of China (with his/her ID No. 310106731015081) ("BORROWER");

(2) FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO., LTD., a wholly foreign invested company incorporated and existing under the laws of China, with its legal address at E, Room 1003, No. 1027, Changning Road, Changning District, Shanghai ("FOCUS MEDIA TECHNOLOGY" or "LENDER"); and.

(3) SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD., a company of limited liabilities incorporated and existing under the laws of China, with its legal address at F, Room 1003, No.1027, Changning Road, Changning District, Shanghai ("FOCUS MEDIA ADVERTISEMENT").

(In this Agreement, the above Parties shall hereinafter be referred to as "PARTY" individually, and "PARTIES" collectively.)

WHEREAS:

(1) Jimmy Wei Yu borrowed monies from Focus Media Technology and Focus Media Advertisement during the period from 2003 to December 2004, for its investments in advertisement companies in China, with the brief account of the arrangements of such borrowings listed in Appendix 1 hereof;

(2) Upon agreement by the Parties concerned, Focus Media Advertisement shall transfer its rights and obligations under the borrowing arrangements listed in Appendix 2 hereof to Focus Media Technology, for Focus Media Technology and Jimmy Wei Yu to continue, as relevant parties thereto, to perform and enjoy their respective obligations and rights under such transferred borrowing arrangements; and

(3) In order to specify the rights and obligations of the Parties under the abovementioned borrowing arrangements, the Parties have hereby reached the following agreement:

                              ARTICLE 1 DEFINITION

1.1 The following terms in this Agreement shall be interpreted to have the following meanings:

      "TRANSFERRED BORROWING ARRANGEMENTS" shall mean the Borrowing arrangements listed in Appendix 2 hereof;

      "CONTRACT TRANSFER" shall have the meaning ascribed thereto in Article
      2.2;

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      "BORROWINGS" shall mean all borrowings listed in Appendix 3 hereof;
      accordingly, "BORROWING" shall mean any of the Borrowings;

      "TARGET COMPANIES" shall mean Dalian Focus Media Advertisement Co., Ltd., Qingdao Focus Media Advertising Co., Ltd., Changsha Focus Media Century Advertising Co., Ltd., Shanghai Qianjian Advertising Co., Ltd. and Shanghai Focus Media Advertising Agency Co., Ltd.; accordingly, "TARGET COMPANY" shall mean any of the above Target Companies;

      "AMOUNTS" shall mean, in respect of the Borrowings, the outstanding amounts as listed in Appendix 3;

      "EFFECTIVE DATE" shall mean the date on which the Parties duly execute this Agreement;

      "CHINA" or "PRC" shall mean the People's Republic of China, for the purposes of this Agreement, excluding the Hong Kong Special Administrative Region, the Macao Special Administrative Region and Taiwan region;

      "REPAYMENT NOTICE" shall have the meaning ascribed thereto in Article 4.1;

      "BORROWING TERM" shall have the meaning ascribed thereto in Article 4.2.

1.2 In this Agreement, the relevant terms when so used shall be interpreted to have the following meanings:

      "ARTICLE" shall mean the Articles hereof, unless otherwise specified in the context hereof;

      "TAXES" shall be interpreted as to include any taxes, fees, duties or other charges of a similar nature (including but not limited to any penalties and interests imposed in relation to the unpaid or delayed payment of such Taxes);

      "BORROWER" and "LENDER" shall be interpreted as to include the permitted successors and assigns of the Parties for each of their own interest;

1.3 Except as otherwise stated in the context herein, all references herein to this Agreement or any other agreements or documents shall be interpreted as to refer to the amendments, changes, replacements or supplements already made or to be made from time to time, to or of this Agreement or, as the case may be, such other agreements or documents.

1.4   The titles in this Agreement are inserted for convenience in reading only.

1.5 Unless otherwise required in the context, words in plural shall include in meaning their singular forms, and vice versa.

       ARTICLE 2 ACKNOWLEDGEMENT OF THE CREDITOR'S RIGHTS AND LIABILITIES

                                       2
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2.1   Borrower hereby acknowledges that, as of the date hereof, it has received
      Borrowings from Focus Media Advertisement for a total sum of Renminbi three hundred fifty thousand (RMB350,000) and Borrowings from Focus Media Technology Renminbi four million seven hundred and thirty five thousand (RMB4,735,000). The Parties hereby acknowledge that the Borrowings granted by Focus Media Advertisement comprise monies actually paid by Focus Media Advertisement and monies paid by third parties designated by Focus Media Advertisement on behalf of Focus Media Advertisement, and that the Borrowings granted by Focus Media Technology comprise monies actually paid by Focus Media Technology and monies paid by third parties designated by Focus Media Technology on behalf of Focus Media Technology.

2.2 The Parties agree that, from the Effective Date, the rights enjoyed by Focus Media Advertisement under the Transferred Borrowing Arrangements listed in Appendix 2 shall be transferred to Focus Media Technology (the "CONTRACT TRANSFER").

2.3 The Parties acknowledge that Borrower shall, upon completion of the Contract Transfer, perform its repayment obligations to Focus Media Technology and other obligations hereunder in accordance with this Agreement, with all such obligations set out in Appendix 3.

                      ARTICLE 3 INTEREST FOR THE BORROWINGS

Lender acknowledges that it shall not charge any interest on the Borrowings.

                     ARTICLE 4 REPAYMENT OF THE BORROWINGS

4.1 Lender may, at any time during the Borrowing Term (as defined below) by delivery of a repayment notice (the "REPAYMENT NOTICE") to Borrower thirty
      (30) days in advance, demand at its absolute discretion Borrower to repay part or all of the Amounts in relation to any of the Target Companies.

4.2 The Borrowing Term for the Borrowings hereunder shall commence from the dates on which the relevant Borrowings are granted as set out in Appendix 1 hereof and shall continue and last for ten (10) years since the Effective Date hereof (the "BORROWING TERM"). During the Borrowing Term, Borrower may not, without the prior written consent of Lender, apply out of its own wish at any time to repay the Amounts in advance; Lender shall have the right to demand, in accordance with Article 4.1 hereof, Borrower to repay the Amounts in advance.

4.3 Upon expiry of the thirty (30) day period set out in the Repayment Notice, Borrower shall repay the Amounts in cash, or make such repayments in other forms as decided by the board of directors of Lender by means of duly adopted board resolutions in accordance with its articles of association and the applicable laws and regulations.

                                 ARTICLE 5 TAXES

Any and all Taxes in relation to the Borrowings shall be borne by Lender.

                                       3
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                                       4
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                      ARTICLE 6 COMPENSATION UPON BREACHING

Borrower undertakes that, if it breaches any of its obligations hereunder to result in any actions, charges, claims, costs, damages, demands, fees, liabilities, losses and procedures incurred to or suffered by Lender, it shall be liable to Lender for compensation thereof accordingly.

                            ARTICLE 7 CONFIDENTIALITY

7.1 No matter if this Agreement is terminated or not, Borrower and Focus Media Advertisement shall be obliged to keep in confidence (i) the execution, performance and contents of this Agreement; (ii) the commercial secret, proprietary information and customer information in relation to Lender which they may become aware of or obtain as the result of their execution or performance hereof; and (iii) the commercial secret, proprietary information and customer information in relation to the Target Companies which they may become aware of or obtain as the shareholder of such Target Companies (collectively, "CONFIDENTIAL INFORMATION"). Borrower and Focus Media Advertisement may use such Confidential Information only for the purpose of performing their respective obligations under this Agreement. Borrower and Focus Media Advertisement shall not disclose the above Confidential Information to any third parties without the written consent from Lender, or they shall bear the default liability and indemnify the losses.

7.2 Upon termination of this Agreement, Borrower and Focus Media Advertisement shall, upon demand by Lender, return, destroy or otherwise dispose of all the documents, materials or software containing the Confidential Information and suspend using such Confidential Information.

7.3 Notwithstanding any other provisions herein, the validity of this Article shall not be affected by the suspension or termination of this Agreement.

                                ARTICLE 8 NOTICE

8.1 Any notice, request, demand and other correspondences made as required by or in accordance with this Agreement shall be made in writing and delivered to the relevant Party.

8.2 The abovementioned notice or other correspondences shall be deemed to have been delivered when it is transmitted if transmitted by facsimile or telex; it shall be deemed to have been delivered when it is delivered if delivered in person; it shall be deemed to have been delivered five (5) days after posting the same if posted by mail.

                           ARTICLE 9 DEFAULT LIABILITY

9.1 Without limiting the generality of Article 6 hereof, any of the following events shall constitute the default on the part of Borrower:

                                       5
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      (1)   Borrower breaches any of the provisions under the Shareholder's
            Voting Rights Proxy Agreement, Equity Pledge Agreement or Call Option Agreement entered into by Borrower respectively with Lender, Focus Media Advertisement, Jason Nanchun Jiang and other relevant parties on March 28, 2005; or

      (2) any Target Company breaches any of the provisions under the Technology License and Service Agreement, Shareholder's Voting Rights Proxy Agreement, Equity Pledge Agreement, Call Option Agreement or Trademark License Agreement entered into by such Target Company respectively with any other Target Company, Lender, Focus Media Advertisement and other relevant parties on March 28, 2005.

9.2 Notwithstanding any other provisions herein, the validity of this Article shall not be affected by the suspension or termination of this Agreement.

                            ARTICLE 10 MISCELLANEOUS

10.1 This Agreement shall be prepared in the Chinese language in three (3) original copies, with each involved Party holding one (1) copy hereof.

10.2 The formation, validity, execution, amendment, interpretation and termination of this Agreement shall be subject to the PRC Laws.

10.3 Any disputes arising hereunder and in connection herewith shall be settled through consultations among the Parties, and if the Parties cannot reach an agreement regarding such disputes within thirty (30) days of their occurrence, such disputes shall be submitted to China International Economic and Trade Arbitration Commission Shanghai Branch for arbitration in Shanghai in accordance with the arbitration rules of such Commission, and the arbitration award shall be final and binding on all Parties.

10.4 Any rights, powers and remedies empowered to any Party by any provisions herein shall not preclude any other rights, powers and remedies enjoyed by such Party in accordance with laws and other provisions under this Agreement, and the exercise of its rights, powers and remedies by a Party shall not preclude its exercise of its other rights, powers and remedies by such Party.

10.5 Any failure or delay by a Party in exercising any of its rights, powers and remedies hereunder or in accordance with laws (the "PARTY'S RIGHTS") shall not lead to a waiver of such rights, and the waiver of any single or partial exercise of the Party's Rights shall not preclude such Party from exercising such rights in any other way and exercising the remaining part of the Party's Rights.

10.6 The titles of the Articles contained herein shall be for reference only, and in no circumstances shall such titles be used in or affect the interpretation of the provisions hereof.

10.7 Each provision contained herein shall be severable and independent from each of other provisions, and if at any time any one or more articles herein become invalid, illegal or

                                       6
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      unenforceable, the validity, legality or enforceability of the remaining provisions herein shall not be affected as a result thereof.

10.8 Any amendments or supplements to this Agreement shall be made in writing and shall take effect only when properly signed by the Parties to this Agreement. Notwithstanding the provision in the preceding sentence, if the amendment to this Agreement involves only Borrowing arrangements other than those listed in Appendix 2, such amendment or supplement may then be only subject to the consent by Lender and Borrower, not to the consent of Focus Media Advertisement.

10.9 Neither Borrower nor Focus Media Advertisement shall assign any of its rights and/or obligations hereunder to any third parties without the prior written consent from Lender; Lender shall have the right, after notification to the other Parties, assign any of its rights and/or obligations hereunder to any third parties at its designation.

10.10 This Agreement shall be binding on the legal successors of the Parties.

                   [THE REMAINDER OF THIS PAGE IS LEFT BLANK]

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[EXECUTION PAGE]

IN WITNESS HEREOF, the Parties have caused this Loan Agreement to be executed as of the date and in the place first hereinabove mentioned.

JIMMY WEI YU

Signed by: /s/ Jimmy Wei Yu
           -----------------------------
Name: Jimmy Wei Yu

FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO., LTD.
(Corporate Seal)

Signed by: /s/ Jason Nanchun Jiang
           -----------------------------
Name: Jason Nanchun Jiang
Position: Legal Representative

SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD.
(Corporate Seal)

Signed by: /s/ Jason Nanchun Jiang
           -----------------------------
Name: Jason Nanchun Jiang
Position: Legal Representative

                                   APPENDIX 1

                    LIST OF ORIGINAL BORROWING ARRANGEMENTS

                           DATE OF           PRINCIPAL
                            LOAN             AMOUNT OF               OUTSTANDING                       PURPOSE OF THE
   PARTIES                 GRANTED           BORROWING                  AMOUNT                           BORROWING
-------------------------  -------          ------------             ------------             --------------------------------
1  Borrower: Jimmy Wei Yu                   RMB50,000                RMB50,000                Acquisition of 10% equity
   Lender: Focus Media                                                                        interest of Dalian Focus Media
   Advertisement                                                                              Advertisement Co., Ltd.
2  Borrower: Jimmy Wei Yu                   RMB50,000                RMB50,000                Acquisition of 10% equity
   Lender: Focus Media                                                                        interest of Qingdao Focus Media
   Advertisement                                                                              Advertising Co., Ltd.
3  Borrower: Jimmy Wei Yu                   RMB50,000                RMB50,000                Acquisition of 10% equity
   Lender: Focus Media                                                                        interest of Changsha Focus
   Advertisement                                                                              Media Century Advertising Co.,
                                                                                              Ltd.
4  Borrower: Jimmy Wei Yu                   RMB200,000               RMB200,000               Acquisition of 10% equity
   Lender: Focus Media                                                                        interest of Shanghai Qianjian
   Advertisement                                                                              Advertising Co., Ltd.
5  Borrower: Jimmy Wei Yu                   RMB100,000               RMB100,000               Acquisition of 10% equity
   Lender: Focus Media                                                                        interest of Shanghai Focus
   Technology                                                                                 Media Advertising Agency Co.,
                                                                                              Ltd.
6  Borrower: Jimmy Wei Yu                   RMB4,500,000             RMB4,500,000             Increase of the registered
   Lender:                                                                                    capital of Focus Media
   Focus Media Technology                                                                     Advertisement to the amount of
                                                                                              RMB50,000,000 in all.
7  Borrower: Jimmy Wei Yu                   RMB35,000                RMB35,000                Acquisition of 10% equity
   Lender:                                                                                    interest of Zhuhai Focus Media
   Focus Media Technology                                                                     Culture Communications Co., Ltd.

8  Borrower: Jimmy Wei Yu                   RMB100,000               RMB100,000               Acquisition of 10% equity
   Lender:                                                                                    interest of Guangzhou Fuke
   Focus Media Technology                                                                     Advertising Co., Ltd.

                                   APPENDIX 2

                   LIST OF TRANSFERRED BORROWING ARRANGEMENTS

                           DATE OF           PRINCIPAL
   ORIGINAL                 LOAN             AMOUNT OF               OUTSTANDING              PURPOSE OF THE
   PARTIES                 GRANTED           BORROWING                  AMOUNT                BORROWING
-------------------------  -------          ------------             ------------             --------------------------------
1  Borrower: Jimmy Wei Yu                   RMB50,000                RMB50,000                Acquisition of 10% equity
   Lender: Focus Media                                                                        shares of Dalian Focus Media
   Advertisement                                                                              Advertisement Co., Ltd.
2  Borrower: Jimmy Wei Yu                   RMB50,000                RMB50,000                Acquisition of 10% equity
   Lender: Focus Media                                                                        shares of Qingdao Focus
   Advertisement                                                                              Media Advertising Co., Ltd.
3  Borrower: Jimmy Wei Yu                   RMB50,000                RMB50,000                Acquisition of 10% equity
   Lender: Focus Media                                                                        shares of Changsha Focus
   Advertisement                                                                              Media Century Advertising
                                                                                              Co., Ltd.
4  Borrower: Jimmy Wei Yu                   RMB200,000               RMB200,000               Acquisition of 10% equity
   Lender: Focus Media                                                                        shares of Shanghai Qianjian
   Advertisement                                                                              Advertising Co., Ltd.

                                   APPENDIX 3

                     UPDATED LIST OF BORROWING ARRANGEMENTS

                            PRINCIPAL
                            AMOUNT OF                 OUTSTANDING
   PARTIES                  BORROWING                    AMOUNT                           PURPOSE OF THE BORROWING
-------------------------   ---------                 ------------               ------------------------------------------
1  Borrower: Jimmy Wei Yu   RMB50,000                 RMB50,000                  Acquisition of 10% equity shares of
   Lender: Focus Media                                                           Dalian Focus Media Advertisement Co., Ltd.
   Technology
2  Borrower: Jimmy Wei Yu   RMB50,000                 RMB50,000                  Acquisition of 10% equity shares of
   Lender: Focus Media                                                           Qingdao Focus Media Advertising Co., Ltd.
   Technology
3  Borrower: Jimmy Wei Yu   RMB50,000                 RMB50,000                  Acquisition of 10% equity shares of
   Lender: Focus Media                                                           Changsha Focus Media Century Advertising
   Technology                                                                    Co., Ltd.
4  Borrower: Jimmy Wei Yu   RMB200,000                RMB200,000                 Acquisition of 10% equity shares of
   Lender: Focus Media                                                           Shanghai Qianjian Advertising Co., Ltd.
   Technology
5  Borrower: Jimmy Wei Yu   RMB100,000                RMB100,000                 Acquisition of 10% equity shares of
   Lender: Focus Media                                                           Shanghai Focus Media Advertising Agency
   Technology                                                                    Co., Ltd.
6  Borrower: Jimmy Wei Yu   RMB4,500,000              RMB4,500,000               Increase of the registered capital of
   Lender: Focus Media                                                           Focus Media Advertisement to the amount
   Technology                                                                    of RMB50,000,000 in all.
7  Borrower: Jimmy Wei Yu   RMB35,000                 RMB35,000                  Acquisition of 10% equity interest of
   Lender:                                                                       Guangzhou Fuke Advertising Co., Ltd.
   Focus Media Technology
8  Borrower: Jimmy Wei Yu   RMB100,000                RMB100,000                 Acquisition of 10% equity interest of
   Lender:                                                                       Guangzhou Fuke Advertising Co., Ltd.
   Focus Media Technology

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